             AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2003

                                                                FILE NO. 2-87607
                                        INVESTMENT COMPANY ACT FILE NO. 811-3896

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

         PRE-EFFECTIVE AMENDMENT NO.                                         / /

         POST-EFFECTIVE AMENDMENT NO. 21                                     /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/

         AMENDMENT NO. 21                                                    /X/

                             ----------------------

                            FPA PERENNIAL FUND, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                    11400 WEST OLYMPIC BOULEVARD, SUITE 1200
                          LOS ANGELES, CALIFORNIA 90064
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                  (310)473-0225
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             ----------------------

    J. RICHARD ATWOOD, TREASURER                           COPY TO:
      FPA PERENNIAL FUND, INC.                      LAWRENCE J. SHEEHAN, ESQ.
11400 WEST OLYMPIC BOULEVARD, SUITE 1200              O'MELVENY & MYERS LLP
    LOS ANGELES, CALIFORNIA 90064                   1999 AVENUE OF THE STARS
(NAME AND ADDRESS OF AGENT FOR SERVICE)           LOS ANGELES, CALIFORNIA 90067

                             ----------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
     AS SOON AS PRACTICABLE AFTER REGISTRATION STATEMENT BECOMES EFFECTIVE.

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

             /X/ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

             / /  ON (DATE) PURSUANT TO PARAGRAPH (B)

             / /  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

             / /  ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

             / /  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

             / /  ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

             / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE
                 FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK, $0.01 PAR VALUE

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                            FPA PERENNIAL FUND, INC.
                              CROSS REFERENCE SHEET

FORM N-1A                                            PROSPECTUS CAPTION
---------                                            ------------------
PART A

1.    Front and Back Cover Pages..................   Front and Back Cover Pages

2.    Risk/Return Summary.........................   Risk/Return Summary;
                                                     Investment Results

3.    Risk/Return Summary: Fee Table..............   Fees and Expenses of the Fund

4.    Investment Objectives, Principal Investment
      Strategies and Related Risks................   Investment Objective, Principal
                                                     Investment Strategies, and
                                                     Principal Risks

5.    Management's Discussion of Fund Performance.   Inapplicable

6.    Management, Organization and Capital
      Structure...................................   Management and Organization

7.    Shareholder Information.....................   Purchase, Pricing and Sale of
                                                     Shares; Dividends,
                                                     Distributions and Taxes

8.    Distribution Arrangements...................   Purchase, Pricing and Sale of
                                                     Shares

9.    Financial Highlights Information............   Financial Highlights

                                                     STATEMENT OF ADDITIONAL
PART B                                               INFORMATION CAPTION
------                                               -----------------------
10.   Cover Page and Table of Contents............   Cover Page and Table of
                                                     Contents

11.   Fund History................................   Fund Organization

12.   Description of the Fund and Its Investments
      and Risks...................................   Investment Objective,
                                                     Strategies and
                                                     Policies; Description of
                                                     Certain Securities and
                                                     Investment Techniques;
                                                     Investment Restrictions;
                                                     Portfolio Turnover

13.   Management of the Fund......................   Directors and Officers of the
                                                     Fund

14.   Control Persons and Principal
      Holders of Securities.......................   Five Percent Shareholders

15.   Investment Advisory and Other Services......   Management

16.   Brokerage Allocation and Other Practices....   Portfolio Transactions and
                                                     Brokerage

17.   Capital Stock and Other Securities..........   Capital Stock

18.   Purchase, Redemption, and Pricing of Shares.   Purchase and Redemption of
                                                     Shares

19.   Taxation of the Fund........................   Tax Sheltered Retirement Plans;
                                                     Dividends, Distributions and
                                                     Taxes

20.   Underwriters................................   Distributor

21.   Calculation of Performance Data.............   Prior Performance Information

22.   Financial Statements........................   Financial Statements

  FPA Perennial Fund, Inc.

                         PROSPECTUS

                                              FPA Perennial
                                          Fund, Inc. is a mutual
                                          fund designed for
                                          individual, partnership
                                          and corporate retirement
                                          plans. The Fund's primary
                                          investment objective is
                                          long-term growth of
                                          capital. Current income is
                                          a secondary consideration.
                                          The Fund usually invests
                                          principally in common
                                          stocks considered by the
                                          Fund's investment adviser,
                                          First Pacific
                                          Advisors, Inc., on the
                                          basis of fundamental
                                          analysis, to provide
                                          attractive value relative
                                          to their market prices.
                                              THE SECURITIES AND
                                          EXCHANGE COMMISSION HAS
                                          NOT APPROVED OR
                                          DISAPPROVED THESE
                                          SECURITIES OR PASSED UPON
                                          THE ACCURACY OR ADEQUACY
                                          OF THIS PROSPECTUS. ANY
                                          REPRESENTATION TO THE
                                          CONTRARY IS A CRIMINAL
                                          OFFENSE.


                              MAY 1, 2003


[FPA LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

www.fpafunds.com

                            FPA PERENNIAL FUND, INC.
                    11400 West Olympic Boulevard, Suite 1200
                         Los Angeles, California 90064
                                 (310) 473-0225

                               TABLE OF CONTENTS

                                                                PAGE
Risk/Return Summary.........................................     3

Investment Results..........................................     4

Fees and Expenses of the Fund...............................     5

Investment Objective, Principal Investment Strategies, and
  Principal Risks...........................................     6

Management and Organization.................................     7

Purchase, Pricing and Sale of Shares........................     7

Exchange of Shares and Shareholder Services.................     12

Dividends, Distributions and Taxes..........................     14

Financial Highlights........................................     15

                              RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.

    WHO MAY WANT TO INVEST IN THE FUND?

    - Investors seeking long-term growth of capital

    - Investors willing to own shares over the course of a market cycle or longer

    - Retirement plans and other tax-exempt entities

    PRINCIPAL INVESTMENT STRATEGIES. The Fund's investment adviser, First Pacific Advisors, Inc., purchases common stocks using a value discipline and evaluating each company on its own merits. The Adviser's measures of value include price/earnings ratios, book value, and replacement cost of assets. The Adviser looks for the following attributes in companies selected for investment:

    - Industry segment leaders

    - Consistently high returns on capital

    - Substantial portion of earnings reinvested in business

    - Capable management team

    - Undervalued in relation to the stock market

    - Temporarily out-of-favor or not closely followed by other investors

    PRINCIPAL INVESTMENTS. The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Fund can also invest in debt securities, preferred stocks and convertible securities. The Fund generally holds some assets in high quality short-term debt securities to provide liquidity. The Fund generally invests in medium and smaller capitalization issuers although it may purchase securities of larger companies. No more than 25% of the Fund's total assets will be invested in the securities of foreign issuers.

    PRINCIPAL INVESTMENT RISKS.

    - The U.S. or foreign market goes down.

    - The market favors growth stocks over value stocks or favors companies at a different capitalization level.

    - The Fund's value-oriented investment approach could result in an emphasis on medium and smaller sized companies. Investing in smaller companies generally involves greater risk than investing in larger companies. Also, the portfolio might not reflect all facets of the national economy and could differ significantly from broad market indicies.

    - An adverse event, such as an unfavorable earnings report, depresses the value of a particular stock.

    - Prices of the Fund's foreign securities go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or other factors that can adversely affect investments in foreign countries.

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

                               INVESTMENT RESULTS

    The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

        Here are the Fund's results calculated without a sales charge on a CALENDAR YEAR basis. (If a sales charge were included, results would be lower.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993     4.64%
1994   (0.03%)
1995    17.27%
1996    20.39%
1997    24.30%
1998     4.80%
1999    25.31%
2000    10.16%
2001    22.73%
2002  (10.59%)

   The Fund's highest/lowest QUARTERLY results during this time period were:

HIGHEST                 29.16%     (Quarter ended 6/30/99)
LOWEST                 (20.28)%    (Quarter ended 9/30/98)

    The table below shows how the Fund's average annual returns after deduction of the maximum sales charge for 1, 5 and 10 calendar years compared with those of the Russell 2500 Index and the Lipper Small-Cap Core Fund Average.


                    For the periods ended December 31, 2002:



                                                              ONE YEAR   FIVE YEARS   TEN YEARS
                                                              --------   ----------   ---------
FUND WITH MAXIMUM SALES CHARGE OF 5.25% DEDUCTED
Before Taxes................................................  (15.28)%       8.51%      10.69%
After Taxes on Distributions................................  (15.51)%       5.76%       7.39%
After Taxes on Distributions and Sale of Fund Shares........  (12.10)%       6.17%       7.47%
-----------------------------------------------------------------------------------------------
Russell 2500*...............................................  (17.80)%       1.57%       9.29%
Lipper Small-Cap Core Fund Average*.........................  (18.23)%       3.19%       8.73%


------------------------


* The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index which has a capitalization range of $8 million to $4.8 billion, is considered a measure of small to mid capitalization stock performance and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio. The Lipper Small-Cap Core Fund Average provides an additional comparison of how the Fund performed in relation to other mutual funds with similar objectives. Funds in this Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a 3-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the Standard & Poor's SuperComposite 1500 Index.

                         FEES AND EXPENSES OF THE FUND

    THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MIGHT PAY IF YOU BUY AND HOLD SHARES OF THE FUND.


SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum Sales Load Imposed on Purchases (as a percentage
    of offering price)......................................  5.25%
  Maximum Deferred Sales Load (as a percentage of original
    sales price or redemption proceeds, as applicable)......  2.00%(1)
  Redemption Fee (as a percentage of amount redeemed).......   None(2)
  Exchange Fee..............................................  $5.00

ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
  Management Fees...........................................  0.70%
  Distribution (12b-1) Fees.................................   None
  Other Expenses (including financial services).............  0.45%(3)
                                                              -----
  Total Fund Operating Expenses.............................  1.15%


------------------------------

(1) No deferred sales charge applies to a redemption if the sales charge was paid at the time of initial purchase. A deferred sales charge of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. In addition, an account management fee may be charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge. A deferred sales charge of 1% applies to redemptions within one year of purchase for certain purchases of $1,000,000 or more made without a sales load at the time of purchase on which FPA Fund Distributors, Inc. pays a dealer concession of 0.50% of the purchase price.

(2) Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

(3) The annual cost of financial services included in Other Expenses is equal to 0.10% of the average daily net assets of the Fund. This amount reimburses the Adviser for financial services provided to the Fund.

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


One Year....................................................    $    636
Three Years.................................................    $    871
Five Years..................................................    $  1,125
Ten Years...................................................    $  1,849

   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

    INVESTMENT OBJECTIVE. The Fund's primary investment objective is long-term growth of capital. Providing you current income is a secondary consideration.


    PRINCIPAL INVESTMENT STRATEGIES. The Fund's Adviser favors investments in common stocks it believes undervalued when considering various valuation criteria. The Adviser purchases common stocks using a value discipline and evaluating each company on its own merits. The Adviser's measures of value include price/earnings ratios, book value, and replacement cost of assets. The Adviser also deems the following important in its stock selection process: current as well as expected future levels of profitability and free cash flow. The Adviser attempts to lessen price risk by not overpaying for earnings of even the best companies. The Adviser believes that better values and less price risk can often be found among companies with successful records that are currently out-of-favor as evidenced by factors such as relatively low price-earnings ratios. The Fund generally holds some assets in high quality short-term debt securities to provide liquidity. The Fund may also invest in fixed-income and convertible securities.


    For temporary defensive purposes, the Fund may take larger than usual positions in cash or high-quality short term debt securities (U.S. government or government agency securities, obligations of domestic banks, prime commercial paper notes and repurchase agreements). These positions could detract from the achievement of the Fund's objective.

    The Fund relies on the professional judgment of its Adviser to make decisions about the Fund's portfolio securities. The Adviser's basic investment philosophy is to purchase securities on the basis of fundamental value and earnings expectations rather than short-term stock market expectations.

    PRINCIPAL RISKS. Your investment in the Fund is subject to a number of principal risks related to its principal investment strategies, including the following:

    - The Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies;

    - Fund shares could decline in value in response to certain events, such as changes in markets or economies;

    - The prices of equity securities held by the Fund can be affected by events specifically involving the issuers of these securities;

    - The price of debt securities held by the Fund can be affected by changing interest rates (as interest rates rise, the price of debt securities fall), effective maturities and credit ratings; and

    - Investing outside the U.S. can also involve additional risks, such as currency fluctuations, foreign government actions or political, social and economic instability.

                          MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER


    First Pacific Advisors, Inc. is the Fund's investment adviser. The Adviser, together with its predecessors, has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since the Fund's inception in 1983. The Adviser manages assets of approximately $4.0 billion for six investment companies, including one closed-end investment company, and 27 institutional accounts. First Pacific Advisors, Inc. is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year was 0.70%.


PORTFOLIO MANAGERS

    Eric S. Ende, President and Director of the Fund and Senior Vice President of the Adviser, and Steven R. Geist, Executive Vice President of the Fund and Vice President of the Adviser, are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ende had been the sole Portfolio Manager of the Fund since 1995, and Mr. Geist was named as an additional Portfolio Manager of the Fund on August 3, 1999.

                      PURCHASE, PRICING AND SALE OF SHARES

    PURCHASE AND INVESTMENT MINIMUMS. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You must use the account information form for initial purchases. The minimum initial investment is $1,500, and each subsequent investment must be at least $100. Minimum investment requirements can be changed by the Fund or waived by FPA Fund
Distributors, Inc. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party checks will not be accepted. A charge may be imposed if a check does not clear.


    SHARE PRICE. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. New York time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day if Boston Financial Data Services, Inc. receives the order prior to its close of business at 4:00 p.m. Eastern time. It is the responsibility of your dealer to promptly transmit your order. Orders received by Boston Financial Data
Services, Inc. after such time generally are priced based on the share price for the next business day. However, orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes and communicated to Boston Financial Data Services, Inc. by 9:30 a.m., Eastern time, on the following business day are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after Boston Financial Data Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to Boston Financial Data Services, Inc. within the times specified above.


    SALES CHARGES. The offering price is the share price plus any applicable sales charge. A sales charge may apply to your purchase. As indicated in the table below, your sales charge can be reduced for larger purchases. You, your spouse and the following related people (and their spouses) can combine investments to reduce your sales charge: grandparents, parents, siblings, children or grandchildren; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.

                                                               SALES       SALES       REALLOWED
SIZE OF INVESTMENT                                           CHARGE(1)   CHARGE(2)   TO DEALERS(2)
------------------                                           ---------   ---------   -------------
Less than $50,000..........................................    5.54%       5.25%         5.00%
$50,000 but less than $100,000.............................    4.71%       4.50%         4.25%
$100,000 but less than $250,000............................    3.90%       3.75%         3.50%
$250,000 but less than $500,000............................    2.56%       2.50%         2.25%
$500,000 but less than $1,000,000..........................    1.52%       1.50%         1.50%
$1,000,000 and over........................................    0.00%(3)    0.00%(3)      0.00%(4)

------------------------

(1) As a percentage of net amount invested.

(2) As a percentage of public offering price.

(3) No sales charge is payable on investments of $1 million or more. However, a contingent deferred sales charge of 1% on the lesser of the purchase or redemption price is imposed if, within one year of purchase for investments of $1 million or more made without a sales load and on which FPA Fund Distributors, Inc. paid a dealer concession of 0.50%, a redemption (except by exchange) reduces the account to less than the original investment. Such contingent deferred sales charge is withheld from the redemption proceeds and paid to FPA Fund Distributors, Inc.

(4) FPA Fund Distributors, Inc. will pay a dealer concession for orders of $1 million or more equal to 0.50% of the purchase price.

REDUCING YOUR SALES CHARGE

    INVESTMENTS IN OTHER FPA FUNDS. To determine the sales charge, you can add the current value, at offering price, of all presently held shares of the FPA Funds, which are:

    - FPA Capital Fund, Inc.


    - FPA Crescent Fund


    - FPA New Income, Inc.

    - FPA Paramount Fund, Inc.

    - FPA Perennial Fund, Inc. (this Fund)

    If your holdings of other FPA Funds qualify you for a reduced sales charge, you must provide information to verify your holdings.

    LETTER OF INTENT. A letter of intent will allow you to obtain a reduced sales charge by aggregating investments made during a 13-month period. The value of all presently held shares of the FPA Funds (see above list) can also be used to determine the applicable sales charge. The account information form contains the Letter of Intent that must be signed at the time of initial purchase, or within 30 days. Each investment made under a letter of intent during the period receives the sales charge for the total investment goal. IF YOU DO NOT REACH YOUR INVESTMENT GOAL, YOU MUST PAY THE DIFFERENCE BETWEEN THE SALES CHARGES APPLICABLE TO THE AMOUNT PURCHASED MINUS THOSE ACTUALLY PAID.

    PURCHASES SUBJECT TO A 2% DEFERRED SALES CHARGE. You and your spouse (and your immediate relatives) can purchase shares without a sales charge at the time of purchase, if you fall into one of the following categories and you represent that the shares you purchase are for investment and will not be resold except through redemption or repurchase by the Fund. Immediate relatives include grandparents, parents, siblings, children and grandchildren of a qualified investor, and the spouse of any immediate relative.

    (a) current and former directors, officers and employees of the Adviser, Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation) (the Adviser and FPA Fund Distributors, Inc. are indirect wholly owned subsidiaries of Old Mutual (US) Holdings Inc.) and its affiliates;

    (b) current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser) and its affiliates;

    (c) current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;

    (d) investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees;

    (e) employees (including registered representatives) of a dealer that has a selling group agreement with FPA Fund Distributors, Inc. and consents to the purchases;

    (f) any employee benefit plan maintained for the benefit of such qualified investors;

    (g) directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds; and

    (h) directors, officers and employees of the Fund's custodian or transfer agent.

    Because FPA Fund Distributors, Inc. anticipates that certain purchases will result in economies of scale in the sales effort and related expenses compared to sales made through normal distribution channels, upon satisfaction of certain conditions the following persons can also purchase without a sales charge at the time of purchase:

    (a) trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees;

    (b) trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested by such accounts during the subsequent 13-month period in the Fund or other FPA Funds totals at least $1,000,000;

    (c) tax-exempt organizations enumerated in Section 501(c)(3), (9), or (13) of the Internal Revenue Code; and

    (d) accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided it has entered into an agreement with FPA Fund Distributors, Inc. regarding those accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or FPA Fund Distributors, Inc.

    If you qualify to purchase shares without a sales charge at the time of purchase, you must submit a special application form available from FPA Fund Distributors, Inc. with your initial purchase, and you must notify FPA Fund Distributors, Inc. of your eligibility when you place the order. If you place the order through a broker, the broker may charge you a service fee. No such fee is charged if you purchase directly from FPA Fund Distributors, Inc. or the Fund. Purchases made under this section are subject to a 2% contingent deferred sales charge if shares are redeemed within 90 days of purchase (except by exchange). The 2% is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The contingent deferred sales charge is withheld from the redemption proceeds and paid to FPA Fund Distributors, Inc.


    Shares may be purchased at net asset value by accounts opened for investors by dealers in an amount not exceeding the proceeds received within the prior
30 days from a redemption of shares of another mutual fund which was purchased with a sales charge. Certification by the dealer of the qualifying redemption is required.


SELLING (REDEEMING) YOUR SHARES

    You can sell (redeem) for cash without charge (except a contingent deferred sales charge, if applicable, as described above) any or all of your Fund shares at any time by sending a written request to Boston Financial Data
Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

    In the case of an exchange of shares subject to a 2% contingent deferred sales charge within 90 days of purchase, the shares acquired by exchange are subject to a 2% contingent deferred sales charge if redeemed (except by exchange) within 90 days of the exchange. In the case of an exchange of shares subject to a 1% contingent deferred sales charge within one year of purchase, the shares acquired by exchange are subject to a 1% contingent deferred sales charge if redeemed (except by exchange) within one year of the initial purchase.

    A check will be mailed to you within seven days after Boston Financial Data Services, Inc. receives a properly completed request (as described below under "Written Requests"). If Fund shares sold were recently purchased by check, payment of the redemption proceeds will be delayed until confirmation that the purchase check has cleared, which may take up to 15 days from the date of purchase.

    WRITTEN REQUESTS. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

    - Over $10,000;

    - Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

    - If the shareholder is a corporation, partnership, trust or fiduciary.

    A signature guarantee can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

    TELEPHONE TRANSACTIONS. You must elect the option on the account information form to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete a request with a signature guarantee. Sales via telephone are not available for shares held in a Fund-sponsored retirement account or in certificate form.

    When you obtain the right to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to which the proceeds of such redemptions are sent. Telephone redemptions over $5,000 that are sent to your bank are wired unless the designated bank cannot receive Federal Reserve wires, in which case the redemptions are mailed. Telephone redemptions under $5,000 that are sent to the designated bank are mailed unless you request otherwise. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

    Boston Financial Data Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither Boston Financial Data Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

    The Fund can change or discontinue telephone redemption privileges without notice.

    REINVESTING IN THE FUND WITH PROCEEDS FROM REDEMPTION OF SHARES. If you reinvest in the Fund within 30 days, you do not have to pay a sales charge. Your reinvestment is made at the first share price determined after Boston Financial Data Services, Inc. receives your order. You can only do this once for each Fund investment, and you must provide sufficient information to verify your reinvestment when you make your purchase. A sale and reinvestment is a taxable transaction, but losses on the sale are not deductible for federal income tax purposes.

    AUTOMATIC REDEMPTION (SALE) OF YOUR SHARES. If as a result of a redemption your account value is less than $500, the Fund can direct Boston Financial Data Services, Inc. to sell your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

                  EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

EXCHANGING YOUR FUND SHARES


    EXCHANGING YOUR SHARES FOR SHARES OF OTHER FPA FUNDS. You can exchange your shares of the Fund for shares of the other FPA Funds, namely FPA Capital
Fund, Inc., FPA Crescent Fund, FPA New Income, Inc. and FPA Paramount
Fund, Inc. There is no sales charge except on purchases of an FPA Fund by exchange from FPA Crescent Fund, unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment. There is a $5.00 service fee for each exchange.



    You can increase an existing account or start a new account in the selected FPA Fund. Shares of the Fund acquired must be registered for sale in your state.


    EXCHANGING YOUR SHARES FOR SHARES OF A MONEY MARKET FUND. FPA Fund Distributors, Inc. has made arrangements to allow you to exchange your shares for shares of the money market portfolio of the Cash Equivalent Fund, a no-load diversified money market mutual fund. The $5.00 exchange fee is paid by FPA Fund Distributors, Inc. Shares of the money market fund you acquire through exchange plus any shares acquired by reinvestment of dividends and distributions may be re-exchanged for shares of any FPA Fund without a sales charge.

    If your shares are held in a Fund-sponsored individual retirement account, you cannot exchange them into shares of the money market fund.

    The money market fund is not an FPA Fund and is separately managed. The fact that you have the ability to exchange your shares for shares of the money market fund is not a Fund recommendation of the money market fund.

    HOW TO EXCHANGE YOUR SHARES. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the account information form). Exchanges are subject to the following restrictions:

    - You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchanges will be null and void;

    - Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

    - An exchange requires the purchase of shares with a value of at least $1,000; and

    - Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

    Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by Boston Financial Data Services, Inc. In the case of exchanges into the money market fund, dividends generally start on the following business day.

    For federal and state income tax purposes, an exchange is treated as a sale and could result in a capital gain or loss. If the shares exchanged have been held less than 91 days, the sales charge paid on them is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information for further information.

    DISCONTINUATION OF THE EXCHANGE PROGRAMS. The Fund and FPA Fund Distributors, Inc. can change or discontinue the rights to exchange Fund shares into other FPA Funds or the money market fund upon 60 days' notice. If you have exchanged your shares into shares of the money market fund, you will have at least 60 days after being given notice of the end of the exchange program to reacquire Fund shares without a sales charge.

    FOR MORE INFORMATION OR FOR PROSPECTUSES FOR OTHER FPA FUNDS AND/OR THE MONEY MARKET FUND, PLEASE CONTACT A DEALER OR FPA FUND DISTRIBUTORS, INC. YOU SHOULD READ THE PROSPECTUSES OF THESE OTHER FUNDS AND CONSIDER DIFFERENCES IN OBJECTIVES AND POLICIES BEFORE MAKING ANY EXCHANGE.

OTHER SHAREHOLDER SERVICES

    INVESTMENT ACCOUNT. Each shareholder has an investment account in which Boston Financial Data Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

    PRE-AUTHORIZED INVESTMENT PLAN. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the account information form available from dealers or FPA Fund Distributors, Inc. Boston Financial Data Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

    RETIREMENT PLANS. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor FPA Fund Distributors, Inc. imposes additional fees for these plans, but the plan custodian does.


    You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, the Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Retirement-related tax matters are complicated; you should consult your tax adviser. FPA Fund Distributors, Inc. and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

    SYSTEMATIC WITHDRAWAL PLAN. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the account information form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the account information form. Dividends and capital gains distributions are automatically reinvested in the Fund at net asset value. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. PLEASE NOTE THAT CONCURRENT WITHDRAWALS AND PURCHASES ARE ORDINARILY NOT IN YOUR BEST INTEREST BECAUSE OF ADDITIONAL SALES CHARGES, AND YOU WILL RECOGNIZE ANY TAXABLE GAINS OR LOSSES ON THE AUTOMATIC WITHDRAWALS.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

    The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you semi-annually. Net capital gains realized from the sale of securities are distributed annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you request cash payment of dividends and capital gains distributions. You can use the account information form to request a cash payment.

TAX CONSEQUENCES

    Dividends and capital gains are generally taxable whether they are reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Dividends and distributions are taxed at ordinary rates, while capital gains distributions may be taxed at a different rate. Furthermore, capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.

    Redemptions from a retirement plan account and an ordinary shareholder account could have different tax treatment.


    You must provide the Fund with a certified correct taxpayer identification number (generally your social security number) and certify that you are not subject to backup withholding. You can use the account information form for this purpose. If you fail to do so, the IRS can require the Fund to withhold 30% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident aliens, non-U.S. partnership and non-U.S. corporation shareholder accounts.


    Please see the Statement of Additional Information and consult with your tax adviser.

                              FINANCIAL HIGHLIGHTS


    The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2002 has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request. The information for the four years ended December 31, 2001 has been audited by Ernst & Young LLP.



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                  ----------------------------------------------------
                                                    2002       2001       2000       1999       1998
                                                  --------   --------   --------   --------   --------
Per share operating performance:
Net asset value at beginning of year............  $ 23.15    $ 20.59     $20.45     $20.15     $24.00
                                                  -------    -------     ------     ------     ------
Income from investment operations:
  Net investment income (loss)..................  $ (0.04)   $ (0.02)        --     $(0.03)    $ 0.07
  Net realized and unrealized gain (loss) on
    investment securities.......................    (2.39)      4.65     $ 1.95       4.89       0.82
                                                  -------    -------     ------     ------     ------
Total from investment operations................  $ (2.43)   $  4.63     $ 1.95     $ 4.86     $ 0.89
                                                  -------    -------     ------     ------     ------
Less distributions:
  Dividends from net investment income..........       --         --         --         --     $(0.11)
  Distributions from net realized capital
    gains.......................................  $ (0.31)   $ (2.07)    $(1.81)    $(4.56)     (4.63)
                                                  -------    -------     ------     ------     ------
Total distributions.............................  $ (0.31)   $ (2.07)    $(1.81)    $(4.56)    $(4.74)
                                                  -------    -------     ------     ------     ------
Net asset value at end of year..................  $ 20.41    $ 23.15     $20.59     $20.45     $20.15
                                                  =======    =======     ======     ======     ======

Total investment return*........................   (10.59)%    22.73%     10.16%     25.31%      4.80%

Ratios/supplemental data:
Net assets at end of year (in $000's)...........   91,779     51,975     40,170     43,116     49,813
Ratio of expenses to average net assets.........     1.15%      1.24%      1.24%      1.30%      1.16%
Ratio of net investment income (loss) to average
 net assets.....................................    (0.25)%    (0.11)%     0.02%     (0.15)%     0.32%
Portfolio turnover rate.........................        6%        25%        16%        16%        34%


------------------------

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

FOR SHAREHOLDER SERVICES CONTACT  FOR RETIREMENT PLAN SERVICES   FOR DEALER SERVICES CONTACT
BOSTON FINANCIAL DATA             CALL YOUR EMPLOYER OR PLAN     FPA FUND DISTRIBUTORS, INC.
SERVICES, INC.                    ADMINISTRATOR                  11400 West Olympic Boulevard
P.O. Box 8115                                                    Suite 1200
Boston, MA 02266-8115             FOR 24-HOUR INFORMATION GO TO  Los Angeles, CA 90064
(617) 483-5000 or                 FPA FUND DISTRIBUTORS, INC.    (310) 473-0225 or
(800) 638-3060 except Alaska      INTERNET WEB SITE              (800) 982-4372 except
Hawaii, Massachusetts and         http://www.fpafunds.com        Alaska, Hawaii and
Puerto Rico                                                      Puerto Rico


         Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

INVESTMENT ADVISER                                               CUSTODIAN AND TRANSFER AGENT
FIRST PACIFIC ADVISORS, INC.                                     STATE STREET BANK AND
11400 West Olympic Boulevard                                     TRUST COMPANY
Suite 1200                                                       225 Franklin Street
Los Angeles, CA 90064                                            Boston, MA 02110

         Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to Boston Financial Data Services, Inc. Inquiries concerning sales should be directed to FPA Fund Distributors, Inc.

     MULTIPLE TRANSLATIONS

         This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

     OTHER FUND INFORMATION

     ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

         Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI)

         The SAI contains more detailed information on all aspects of the Fund, including the Fund's financial statements.

         A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

         FOR MORE INFORMATION OR TO REQUEST A FREE COPY OF ANY OF THE DOCUMENTS ABOVE CONTACT FPA FUND DISTRIBUTORS, INC. AT 11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA 90064, OR
     (800) 982-4372, EXCEPT FROM ALASKA, HAWAII AND PUERTO RICO (WHERE YOU MAY CALL COLLECT (310) 473-0225).


     Investment Company Act No. 811-3896
     PA75PROSP03

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2003
                            FPA PERENNIAL FUND, INC.

This Statement of Additional Information supplements the current Prospectus of FPA Perennial Fund, Inc. ("Fund") dated May 1, 2003. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund's Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund's Prospectus can be obtained by contacting your securities dealer or the Fund's principal underwriter, FPA Fund Distributors, Inc. ("Distributor"), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except from Alaska, Hawaii and Puerto Rico.


                              TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Investment Objective, Strategies and Policies                                 1
Description of Certain Securities and Investment Techniques                   1
         Equity Securities                                                    1
         Fixed-Income Securities                                              1
         Lower Rated Debt Securities                                          2
         Risk Factors Relating to Lower Rated Securities                      3
         Securities of Foreign Issuers                                        3
         Foreign Currency Transactions                                        4
         Covered Call Options                                                 4
         Short Sales Against the Box                                          5
         Repurchase Agreements                                                5
         Leverage                                                             5
Investment Restrictions                                                       6
         Additional Restrictions                                              7
Fund Organization                                                             8
Directors and Officers of the Fund                                            8
         Fund Shares Owned by Directors as of March 31, 2003                 11
         Director Compensation Paid During the Fiscal Year
           Ended December 31, 2002                                           11
         Committees of the Board of Directors                                12
Five Percent Shareholders                                                    13
Management                                                                   13
         Investment Adviser                                                  13
         Investment Advisory and Service Agreement                           14
         Principal Underwriter                                               15
Portfolio Transactions and Brokerage                                         15
Portfolio Turnover                                                           16
Capital Stock                                                                17
         Common Stock                                                        17
         Voting Rights                                                       17
Purchase and Redemption of Shares                                            17
         Net Asset Value                                                     17
         Sales Charges                                                       17
         Authorized Financial Intermediaries                                 17
         Sales at Net Asset Value                                            18


                                       -i-

         Letter of Intent                                                    18
         FPA Exchange Privilege                                              18
         Redemption of Shares                                                19
         Telephone Redemption                                                19
         Contingent Deferred Sales Charges                                   20
Tax Sheltered Retirement Plans                                               20
Dividends, Distributions and Taxes                                           21
Distributor                                                                  22
Prior Performance Information                                                22
Financial Statements                                                         24

                  INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of FPA Perennial Fund, Inc.'s (the "Fund") total assets unless otherwise noted. This summary is not intended to reflect all of the Fund's investment limitations.

INVESTMENT OBJECTIVE AND STRATEGIES

-        The Fund's primary investment objective is long-term growth of capital.
         Providing you current income is a secondary consideration. The Fund's investment adviser, First Pacific Advisors, Inc., purchases common stocks using a value discipline and evaluating each company on its own merits. The Adviser's measures of value include price/earnings ratios, book value, and replacement cost of assets. The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Fund can also invest in debt securities, preferred stocks and convertible securities.

- Investments in the Fund are not limited by a specific industry, and substantially all common stocks purchased by the Fund will be listed on a national securities exchange or the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or National List.

FIXED-INCOME SECURITIES

- Up to 15% of the Fund's total assets can be invested in fixed-income securities, including convertible securities, that are rated BB or lower, by Standard & Poor's Corporation or Ba or lower by Moody's Investor Services, Inc.

NON-U.S. SECURITIES

- The Fund can invest up to 25% of its total assets in securities of foreign issuers provided no more than 10% be invested in such securities not represented by American Depositary Receipts ("ADRs") listed on the New York Stock Exchange ("NYSE") or American Stock Exchange.

           DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES -- The Fund will invest primarily in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial conditions of their issuers and on market and economic conditions. These fluctuations can be severe and can generate large losses.

FIXED-INCOME SECURITIES -- The Fund can invest in fixed-income securities. Bonds and other fixed-income securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face value. The market price of fixed-income securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates and can also be affected by the financial conditions of the issuers. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

LOWER RATED DEBT SECURITIES -- The Fund can invest up to 15% of its total assets in fixed-income securities, including convertible securities, which are rated BB or lower, by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), which ratings are considered by the rating agencies to be speculative, and unrated securities considered by the Adviser to be of comparable quality. Debt securities with a rating of BB/Ba or lower are commonly referred to as "junk bonds."

To the extent the Fund acquires convertible securities or other debt securities that are rated lower than investment grade or are not rated, there is a greater risk that payment of principal and interest will not be made on a timely basis or at all. Because investment in lower rated or unrated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the Adviser's credit analysis than with respect to the Fund's investments in higher rated securities. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher rated securities.


Prices of lower rated securities may decline rapidly if many holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated securities generally could reduce market liquidity for such securities and make it harder to sell them. The lower rated bond market has grown primarily during a period of long economic expansion, and it is uncertain how it would perform during an extended economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The lower rated securities in which the Fund can invest include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). These securities could be rated C, C1 or D by S&P or C by Moody's or may be unrated. Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund may invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company's financial condition. These factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but prior to default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the securities could increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debt-holders, the Deep Discount Securities could stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

As of December 31, 2002, less than 1% of the Fund's total assets were invested in convertible securities and 22.1% of the Fund's total assets were invested in high-grade, short-term securities.

RISK FACTORS RELATING TO LOWER RATED SECURITIES

1. SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

2. LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund's Board of Directors' ability to accurately value high yield bonds and the Fund's assets and on the Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

3. LEGISLATION. New laws and proposed new laws could have a negative impact on the market for high yield bonds. For example, several years ago legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

4. TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. The Fund is required to distribute such income to its shareholders in order to maintain its qualification for pass-through treatment under the Internal Revenue Code. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

5. CREDIT RATINGS. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund's portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.

SECURITIES OF FOREIGN ISSUERS -- The Fund can invest up to 25% of its total assets in securities of foreign issuers, provided no more than 10% be invested in such securities not represented by ADRs listed on the NYSE or American Stock Exchange. Investments in securities of foreign issuers can be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Compared to U.S. companies, there might be less publicly available information about foreign companies, which generally are subject to less stringent and uniform accounting, auditing and financial reporting standards and requirements. Securities of some foreign companies might be less liquid or more volatile than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Settlement of transactions in some foreign markets can be delayed or can be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Investments in foreign securities can be affected by local political or economic instability, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, or similar governmental action affecting foreign investments. In the event of a default on any foreign debt obligation, it could be more difficult for the Fund to obtain or enforce a judgment against the issuer.

The Fund can purchase foreign securities in the form of ADRs or other securities representing underlying shares of foreign companies. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund can invest in ADRs through both sponsored and unsponsored arrangements.

FOREIGN CURRENCY TRANSACTIONS -- The value of any of the Fund's portfolio securities that are traded in foreign markets can be affected by changes in currency exchange rates and exchange control regulations. In addition, the Fund, in purchasing or selling securities in foreign markets, will incur costs in connection with conversions between various currencies. The Fund's foreign currency exchange transactions generally are conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The cost of currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold. The Fund does not purchase and sell foreign currencies as an investment.

COVERED CALL OPTIONS -- In an effort to increase potential income, the Fund is authorized to write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.

The Fund may not write any option which, at the time, would cause its outstanding options to cover securities comprising more than 10% of its total assets. Writing option contracts is a highly specialized activity and could limit investment flexibility at certain times. The maximum term for listed options exceeds two years, but the Fund expects that most options it writes will not exceed six months.

SHORT SALES AGAINST THE BOX -- The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement. The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of its total assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

The Fund did not effect any short sales in the last fiscal year.

REPURCHASE AGREEMENTS -- The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 ("1940 Act"). In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its net assets in repurchase agreements that mature in more than seven days and/or other securities which are not readily marketable.

LEVERAGE -- The Fund can borrow from banks to raise additional funds for investment. Such borrowings may be made periodically when it is expected that the potential return, including capital appreciation and/or income, from the investment of these funds will exceed the cost. Any return from investment of the borrowed funds in excess of the interest cost will cause the net asset value of Fund shares to rise faster than would otherwise be the case. Conversely, if the return on the investment of the borrowed funds fails to cover the interest cost, the net asset value will decrease faster than normal. This speculative factor is known as leverage. This policy permitting bank borrowing cannot be changed without the approval of the holders of a majority (as defined under "Investment Restrictions") of the Fund's outstanding voting securities. The Fund may collateralize any bank borrowing by depositing portfolio securities with, or segregating such securities for, the account of the lending bank. See "Investment Restrictions."

Under the 1940 Act, the Fund must have an asset coverage of at least 300% of the amount borrowed, immediately after the borrowing. Asset coverage means the ratio of total assets (including the proceeds of borrowings) less liabilities other than borrowings, to borrowings. If the Fund's asset coverage falls below this requirement because of market fluctuations, redemptions or other reasons, the Fund must reduce its bank debt as necessary within three days (including Sundays or holidays). To do this, the Fund may have to sell a portion of its investments at a disadvantageous time. The amount of any borrowing is also limited by the applicable Federal Reserve Board's margin limitations.

The Fund has not borrowed since its inception and has no present intention to do so during the coming year.

                             INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken. These restrictions and the Fund's investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to those described in the Prospectus, these restrictions provide that the Fund shall not:

1. Purchase any securities which would cause more than 5% of the Fund's total assets at the time of such purchase to be invested in the securities of any one issuer, excepting securities issued or guaranteed by the U.S. Government, or purchase more than 10% of any class of securities of any one issuer.

2. Concentrate its investment in particular industries by investing more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry.

3. Purchase securities of other registered investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of any such companies, (b) securities issued by any of such companies having an aggregate value in excess of 5% of the value of the total assets of the Fund or (c) securities issued by investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

4. Purchase or sell real property, including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.

5. Engage in short sales, margin purchases, puts, calls, straddles or spreads, except that the Fund may write covered call options and effect closing transactions to the extent described in "Covered Call Options" and the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.

6. Make loans, except that the Fund may invest in repurchase agreements. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any illiquid securities held by the Fund, exceeds 10% of the value of its net assets. See "Repurchase Agreements." The purchase of publicly distributed debt securities will not constitute the making of loans.

7. Participate on a joint or a joint and several basis in any trading account in securities.

8. Purchase securities for the purpose of exercising control or management. However, once investments have been acquired, the Fund may exercise its vote as a shareholder in its best interests even though such vote may affect management or control of a company.

9. Underwrite the sale of securities of others, except when the Fund might be deemed to be a statutory underwriter because of its disposing of restricted securities. The Fund will not purchase restricted securities.

10.  Purchase or sell commodities or commodity contracts.

11. Purchase from, or sell to, any officers, directors or employees of the Fund or its investment adviser or underwriter, or any of their officers or directors, any securities other than the shares of the Fund's capital stock. Such persons or firms, however, may act as brokers for the Fund for customary commissions.

12. Issue any senior securities except that the Fund may borrow from banks to the extent permitted by the 1940 Act (see "Leverage" above).

ADDITIONAL RESTRICTIONS. The Fund is also subject to the following policies which its Board of Directors can amend and which apply at the time of purchase of securities. The Fund will not:

1. Invest more than 5% of its total assets in warrants valued at the lower of cost or market, nor more than 2% of its total assets in warrants (valued on such basis) which are not listed on the NYSE or the American Stock Exchange. Warrants acquired in units or attached to other securities are not subject to the foregoing limitations.

2. Purchase interests in oil, gas or other mineral leases, except that it may acquire securities of public companies which are engaged in such activities, or invest in arbitrage transactions.

3. Purchase securities of other investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or except as part of a merger, consolidation or other acquisition.

4. Purchase or retain securities of any issuer if those officers and directors of the Fund or its investment adviser who own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

5. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, or in equity securities for which market quotations are not readily available.

6. Pledge, mortgage or hypothecate portfolio securities or other assets to the extent that the percentage of such encumbered assets plus the sales charge exceed 15% of the offering price of Fund shares.

                               FUND ORGANIZATION

The Fund is a Maryland corporation and a diversified, open-end management investment company, generally called a mutual fund, which was organized in 1983. A mutual fund provides the investor a practical and convenient way to invest in a diversified portfolio of securities by combining resources with others who have similar investment goals.

A board of five directors is responsible for overseeing the Fund's affairs.

                      DIRECTORS AND OFFICERS OF THE FUND

All directors and officers of the Fund are also directors and/or officers of one or more of five other investment companies advised by the Adviser, which is an indirect wholly owned subsidiary of Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation). These investment companies are FPA Capital Fund, Inc., FPA Funds Trust's FPA Crescent Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and Source Capital, Inc. (collectively, the "FPA Funds").


Directors serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, the Directors term is indefinite in length. It a Director dies or resigns, a successor generally can be elected by the remaining Directors. Officers of the Fund are elected annually by the Board of Directors. Information regarding Directors and officers of the Fund are set forth in the following tables. All officers of the Fund are also officers of the Adviser.

                          FUND DIRECTORS AND OFFICERS
                                   DIRECTORS

                                                                                                NUMBER OF
                                         YEAR FIRST                                              FPA FUND          OTHER
                             POSITION    ELECTED AS                                              BOARDS ON      DIRECTORSHIPS
                               WITH      DIRECTOR OF         PRINCIPAL OCCUPATION(S)           WHICH DIRECTOR      HELD BY
  NAME, ADDRESS* AND AGE       FUND       THE FUND            DURING PAST 5 YEARS                 SERVES          DIRECTOR
--------------------------   ----------  -----------  --------------------------------------  ---------------  --------------
"NON-INTERESTED" DIRECTORS

Willard H. Altman, Jr., 67   Director      1998        Former Partner of Ernst & Young               6               -0-
                                                       LLP, a public accounting firm.
                                                       Director/Trustee of Source Capital,
                                                       Inc. for more than the past five
                                                       years, of FPA Capital Fund, Inc.
                                                       (since July 1998), of FPA New Income,
                                                       Inc. (since JULY 1998), of FPA
                                                       Paramount Fund, Inc. (since January
                                                       2002) and of FPA Funds Trust (since
                                                       August 2002).  Vice President of
                                                       Evangelical Council for Financial
                                                       Accountability, an accreditation
                                                       organization for Christian non-profit
                                                       entities, from 1995 to 2002.

John P. Endicott, 85         Director      1983        Independent Management Consultant;            1               -0-
                                                       Associate, Case and Company,
                                                       Inc. (Management Consultants)
                                                       from April 1981 to January 1983;
                                                       and President and Director,
                                                       Sierracin Corporation
                                                       (manufacturer of high technology
                                                       products) from 1969 to March
                                                       1979. Director of FPA Paramount
                                                       Fund, Inc. from September 1979
                                                       to December 2001.

Leonard Mautner, 85          Director      1983        President, Leonard Mautner                    2               -0-
                                                       Associates (management
                                                       consultants); General Partner,
                                                       Goodman & Mautner LTD. (venture
                                                       capital partnership); and
                                                       President, Goodman & Mautner,
                                                       Inc. (investment manager) from
                                                       1969 to 1979. Director of FPA
                                                       Paramount Fund, Inc. for more
                                                       than the past five years.

                                                                                                NUMBER OF
                                         YEAR FIRST                                              FPA FUND          OTHER
                             POSITION    ELECTED AS                                              BOARDS ON      DIRECTORSHIPS
                               WITH      DIRECTOR OF         PRINCIPAL OCCUPATION(S)           WHICH DIRECTOR      HELD BY
  NAME, ADDRESS* AND AGE       FUND       THE FUND            DURING PAST 5 YEARS                 SERVES          DIRECTOR
--------------------------   ----------  -----------  --------------------------------------  ---------------  --------------
"INTERESTED" DIRECTORS**

ERIC S. ENDE, 58             Director,    2000         Senior Vice President of First                3               -0-
                             President &               Pacific Advisors, Inc. for more
                             Portfolio                 than the past five years; Director
                             Manager                   (since March 2000), President
                                                       (since March 2000) and Portfolio
                                                       Manager (since March 2000) of
                                                       FPA Paramount Fund, Inc.;
                                                       Director (since March 2000),
                                                       President (since March 2000) and
                                                       Chief Investment Officer for more
                                                       than the past five years of Source
                                                       Capital, Inc.; and Vice President of
                                                       FPA Capital Fund, Inc. and of FPA
                                                       New Income, Inc. for more than
                                                       the past five years, and of FPA Funds
                                                       Trust (since September 2002). Vice
                                                       President from June 1985 to March
                                                       2000 of FPA Paramount Fund, Inc.;
                                                       Chief Investment Officer from
                                                       September 1995 to August 1999 of the
                                                       Fund; and Senior Vice President
                                                       from August 1995 to March 2000 of
                                                       Source Capital, Inc.

Lawrence J. Sheehan, 70      Director      1991        Of counsel to, and partner (1969 to           5               -0-
                                                       1994) of, the law firm of
                                                       O'Melveny & Myers LLP, legal
                                                       counsel to the Fund. Director/Trustee
                                                       of Source Capital, Inc., of FPA New
                                                       Income, Inc. and of FPA Capital
                                                       Fund, Inc. for more than the
                                                       past five years, and of FPA Funds
                                                       Trust (since August 2002).


 * The address for each Director is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

** "Interested person" within the meaning of the 1940 Act by virtue of an affiliation with the Fund's Adviser in the case of Mr. Ende and by virtue of an affiliation with legal counsel to the Fund in the case of Mr. Sheehan.

FUND SHARES OWNED BY DIRECTORS AS OF MARCH 31, 2003



                                                                    AGGREGATE DOLLAR RANGES OF
                                           DOLLAR RANGE OF FUND       SHARES OWNED IN ALL FPA
              NAME                             SHARES OWNED         FUNDS OVERSEEN BY DIRECTOR
--------------------------------------     --------------------     --------------------------
"NON-INTERESTED" DIRECTORS

Willard H. Altman, Jr.                    $10,001 - $50,000              Over $100,000

John P. Endicott                              Over $100,000              Over $100,000

Leonard Mautner                               Over $100,000              Over $100,000

"INTERESTED" DIRECTORS

Eric S. Ende                                  Over $100,000              Over $100,000

Lawrence J. Sheehan                               None                   Over $100,000



As of March 31, 2003 the officers and Directors of the Fund and their families, as a group, owned beneficially or of record approximately 1.3% of the outstanding shares of the Fund.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2002

No compensation is paid by the Fund to any officer or Director who is a director, officer or employee of the Adviser or its affiliates. The Fund pays annual fees of $3,000 to Directors who are not affiliated with the Adviser, plus $500 for Board of Directors or Committee meetings attended. During the last fiscal year, the Directors then in office received as a group $22,000 in Directors' fees.


No pension or retirement benefits are accrued as part of Fund expenses. The Fund reimburses certain expenses of the Directors who are not affiliated with the Adviser.


                                           AGGREGATE COMPENSATION       TOTAL COMPENSATION
               NAME                            FROM THE FUND            FROM ALL FPA FUNDS
--------------------------------------     ----------------------     ----------------------
"NON-INTERESTED" DIRECTORS

Willard H. Altman, Jr.                             $5,500                      $59,500

John P. Endicott                                   $5,500                       $5,500

Leonard Mautner                                    $5,500                      $15,500

"INTERESTED" DIRECTORS

Eric S. Ende                                        $-0-                         $-0-

Lawrence J. Sheehan                                $5,500                      $49,000

                                    OFFICERS

                                                  YEAR FIRST
                                                  ELECTED AN
                                POSITION WITH     OFFICER OF
   NAME, ADDRESS* AND AGE           FUND           THE FUND           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------   -----------------   -----------   --------------------------------------------------------------
Steven R. Geist, 49           Executive Vice         1996       Vice President of First Pacific Advisors, Inc. for more
                              President                         than the past five years; Senior Vice President and Fixed-
                              & Portfolio                       Income Manager of Source Capital, Inc. since November
                              Manager                           1999; Executive Vice President and Portfolio Manager of
                                                                FPA Paramount Fund, Inc. since March 2000.  Vice
                                                                President from August 1996 to November 1999 of Source
                                                                Capital, Inc.

J. Richard Atwood, 42         Treasurer              1997       Director, Principal and Chief Operating Officer since May
                                                                2000 of First Pacific Advisors, Inc.; Director (since May
                                                                2000), President (since May 2000), Chief Executive Officer
                                                                (since May 2000), Chief Financial Officer (since March
                                                                1998) and Treasurer for more than the past five years of
                                                                FPA Fund Distributors, Inc.; and Treasurer for more than
                                                                the past five years of each FPA Fund (except FPA Funds
                                                                Trust since September 2002). Senior Vice President from
                                                                January 1997 to May 2000 of First Pacific Advisors, Inc.
                                                                and of FPA Fund Distributors, Inc.

Sherry Sasaki, 48             Secretary              1983       Assistant Vice President and Secretary for more than the
                                                                past five years of First Pacific Advisors, Inc.; and
                                                                Secretary  of each FPA Fund and of FPA Fund
                                                                Distributors, Inc. for more than the past five years
                                                                (except FPA Funds Trust since September 2002).

Christopher H. Thomas, 46     Assistant              1995       Vice President and Controller of First Pacific Advisors,
                              Treasurer                         Inc. for more than the past five years; Director (since May
                                                                2000), Vice President and Controller for more than the past five years of FPA Fund Distributors, Inc.; and Assistant Treasurer of
                                                                each FPA Fund for more than the past five years (except FPA
                                                                Funds Trust since September 2002).


* The address of each officer is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.


COMMITTEES OF THE BOARD OF DIRECTORS. The Fund has an Audit Committee comprised of Willard H. Altman, Jr., John P. Endicott and Leonard Mautner, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent auditors and reviews with such auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met six times during the last fiscal year.


The Fund has a Nominating Committee consisting of Willard H. Altman, Jr., John P. Endicott and Leonard Mautner, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee recommends to the full Board of Directors nominees for election as directors of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board's composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders' suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, in care of the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as directors. The Nominating Committee met once during the last fiscal year.


The Fund has a Valuation Committee consisting of Willard H. Altman, Jr., John
P. Endicott and Leonard Mautner, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee reviews the status, history and prospects for Fund investments with particular reference to investment policies and guidelines and recommends any appropriate changes to the full Board of Directors. The Valuation Committee did not meet during the last fiscal year.


                            FIVE PERCENT SHAREHOLDERS

As of March 31, 2003, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except Bank of New York Clearing Services LLC, A/C 8673-5681, Wendel & Co. A/C 459919, 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202-6633, which held approximately 232,862 shares (5.45%); National Financial Services Corp., Attention: Mutual Funds, 5th Floor, 200 Liberty Street - 1 WFC, New York, New York 10281-1003, which held approximately 295,848 shares (6.92%); and Merrill Lynch, Pierce, Fenner & Smith, Inc., Attention: Fund Administration 97103, 4800 Deer Lake Drive, East Floor 2, Jacksonville, Florida 32246-6484, which held approximately 342,549 shares (8.02%). The foregoing investment advisory firms and/or broker-dealers advise that the shares are held for the benefit of their customers.


                                   MANAGEMENT


INVESTMENT ADVISER. First Pacific Advisors, Inc., together with its predecessors, has been in the investment advisory business since 1954, serving as investment adviser to the Fund since its inception. Presently, the investment adviser manages assets of approximately $4.0 billion for six investment companies, including one closed-end investment company, and 27 institutional accounts. Currently, the personnel of First Pacific Advisors, Inc. consists of seven persons engaged full time in portfolio management or investment research in addition to 25 persons engaged full time in trading, administrative, financial or clerical activities. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Fund.


First Pacific Advisors, Inc. is an indirect subsidiary of Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation) ("OMH"). OMH is a holding company principally engaged, through affiliated firms, in providing institutional investment management. In September, 2000, OMH was acquired by, and subsequently became a wholly owned subsidiary of Old Mutual plc, a United Kingdom- based financial services group with substantial asset management, insurance and banking businesses. On October 23, 2000, shareholders of the Fund approved a new investment advisory agreement between the

Adviser and the Fund, identical to the prior agreement in all respects except for its effective and termination dates. Old Mutual plc is listed on the London Stock Exchange. No person is known by Old Mutual plc to own or hold with power to vote 25% or more of its outstanding shares of common stock.

INVESTMENT ADVISORY AND SERVICE AGREEMENT. The Fund has entered into an Investment Advisory Agreement dated October 23, 2000 ("Advisory Agreement"), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund's investment portfolio. The Adviser is authorized, subject to the control of the Fund's Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund's books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of directors not affiliated with the Adviser; taxes; transfer agent, dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders' and directors' meetings; registration of Fund shares under federal and state laws; printing and engraving stock certificates; trade association membership fees; premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation; interest on indebtedness; and reimbursement of the Adviser's expenses in providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund's average net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund's Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses the Adviser monthly for costs incurred in providing financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund's financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund's registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person's direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties). However, for any fiscal year, the cost of such financial services paid by the Fund cannot exceed 0.10% of the average daily net assets of the Fund.

The advisory fee and cost of financial services is reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.


The Advisory Agreement is renewable annually if specifically approved each year (a) by the Fund's Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities and (b) by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to April 30, 2004, has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty by the Fund's Board of Directors or the vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities on 60 days' written notice to the other party. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).



In determining whether to renew the Advisory Agreement, those Fund Directors who were not affiliated with the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Directors considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Adviser and the investment performance of the Fund as well as the performance of a peer group of mutual funds. The Fund's advisory fee and expense ratio was also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The Directors also took into consideration the benefits derived by the Adviser from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated as described under "Portfolio Transactions and Brokerage." Based upon its consideration of these and other relevant factors, the Directors concluded that the advisory fees paid by the Fund are fair and reasonable.

For the fiscal years ended December 31, 2000, 2001 and 2002, the Adviser received gross advisory fees of $310,817, $324,046, and $506,462, respectively, plus $41,442, $43,214, and $70,225, respectively for costs incurred in providing financial services to the Fund.


PRINCIPAL UNDERWRITER. FPA Fund Distributors, Inc. (the "Distributor"), located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement dated September 25, 2000 (the "Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Adviser. Please see "Distributor" for more information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless the Adviser believes better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers each firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference can be given to broker-dealers providing research services to the Fund or the Adviser. Subject to seeking best execution, the Adviser can also consider sales of Fund shares as a factor in selecting broker-dealers to execute portfolio transactions for the Fund. Any solicitation fees the Adviser receives in connection with acceptance of an exchange or tender offer of the Fund's portfolio securities are applied to reduce the advisory fees.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker- dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser's overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser's receipt of such research.

Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund's portfolio. In the Adviser's opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.


Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended December 31, 2000, 2001 and 2002, totaled $30,330, $14,195, $61,548, respectively. During the last fiscal year, $60,684 of commissions were paid on transactions having a total value of $28,842,475 to brokers selected because of research services provided to the Adviser.


                               PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption "Financial Highlights." This rate may vary greatly from year to year as well as within a year.

                                  CAPITAL STOCK

COMMON STOCK. Each share of the Fund participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights. The Fund has authorized 25 million shares of $0.01 par value Common Stock.

VOTING RIGHTS. The By-laws of the Fund require shareholder meetings to elect directors only when required by the 1940 Act, which is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund's outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of directors can elect 100% of the directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund's Board of Directors.

                        PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. Net asset value is computed as of the close of the NYSE on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all of the Fund's portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such computation is made by (a) valuing securities listed or traded on a national securities exchange or on the NASDAQ National Market System at the last sale price or, if there has been no sale that day, at the last bid price, (b) valuing unlisted securities for which quotations are readily available at the last representative bid price as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by dealers and (c) appraising all other portfolio securities and assets at fair value as determined in good faith by the Fund's Board of Directors.

SALES CHARGES. The maximum sales charge is 5.25% of the offering price, but lower sales charges apply for larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 95% to 100%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100% of the sales charge to dealers. At such times dealers could be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary including an authorized broker or if applicable a broker's authorized designee accepts the order. Customer orders are priced at the Fund's net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker's authorized designee.

SALES AT NET ASSET VALUE. Full-time employees of the Adviser can purchase Fund shares at net asset value via payroll deduction, provided the minimum initial investment is $250. Each subsequent investment must be at least $50.


LETTER OF INTENT. To be eligible for reduced sales charges, the investor must sign at the time of initial purchase, or within 30 days, a Letter of Intent ("LOI") covering investments to be made within a period of 13 months ("Period") from the initial purchase. The investor then becomes eligible for a reduced sales charge based on the total amount of the specified intended investment ("LOI Goal"), provided the amount is not less than $50,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares can also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from dealers or the Distributor.


All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through Boston Financial Data Services, Inc. ("Shareholder Service Agent"). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period receive the applicable reduced sales charge. In addition, during the Period, the shareholder can increase his or her LOI Goal, and all subsequent purchases are treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder's LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Service Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.

Any income dividends and capital gains distributions on the escrowed Fund shares are paid or reinvested as directed by, the shareholder.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under "Exchanging Your Fund Shares" in the Fund's Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. The Shareholder Service Agent's records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors will be included. If the exchanged security was acquired through reinvestment, that security may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. "Processing " a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under "Purchase and Redemption of Shares - Net Asset Value." The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays;
(b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the account information form. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account ("Designated Bank") to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the account information form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an account information form, marking it for "change of information" purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appear on the account. All signatures require a guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus. The account information form is available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan ("S&L") as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the S&L. As this may delay receipt by the shareholder's account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable.

CONTINGENT DEFERRED SALES CHARGES. No deferred sales charge applies to a redemption if a sales charge was paid at the time of initial purchase. A contingent deferred sales charge of 2% is imposed on redemptions (except by exchange) made within 90 days by certain persons eligible to purchase shares without an initial sales charge. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The 2% contingent deferred sales charge is imposed in order to discourage market timing by the shareholders initiating redemptions to take advantage of short-term market movements. A contingent deferred sales charge of 1% applies to redemptions made within one year of purchase for certain purchases of $1,000,000 or more made without a sales charge at the time of purchase as described in the Prospectus.

                         TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company ("Bank") presently acts as custodian for these retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank. When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-deferred until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code ("Code") and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund's net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"), at 30%. Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

                                   DISTRIBUTOR

The Distributor acts as principal underwriter of Fund shares pursuant to the Distribution Agreement. The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From the commissions received, the Distributor pays sales commissions to dealers; its own overhead and general administrative expenses; the cost of printing and distributing Fund prospectuses; and the cost of preparing, printing and distributing sales literature and advertising relating to the Fund. The Fund pays expenses attributable to registering Fund shares under federal and state laws (including registration and filing fees), the cost of preparing the prospectus (including typesetting and printing copies required for regulatory filings by the Fund) and related legal and audit expenses.

The Distribution Agreement is renewable annually if specifically approved each year (a) by the Fund's Board of Directors or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities and (b) by a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 25, 2003 has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days' written notice.

The Distributor's obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares. The Distributor is a subsidiary of the Adviser.

During the fiscal years ended December 31, 2000, 2001 and 2002, total underwriting commissions on the sale of Fund shares were $27,592, $127,211, and $1,069,965, respectively. Of such totals, the amount retained each year by the Distributor, after reallowance to other dealers, was $2,093, $6,785, and $54,767, respectively.

                          PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the Fund's performance to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations before taxes, after taxes on distributions and after taxes on distributions and sale of Fund shares, calculated according to the following formulas:

      Total Return Before Taxes

      P(1 + T)TO THE POWER OF n = ERV

      Where: P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years (1, 5 or 10)

                           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

      Average Annual Total Return After Taxes on Distributions

      P(1 + T)TO THE POWER OF n = ATV(D)

       Where:              P = a hypothetical initial payment of $1,000
                           T = average annual total return (after taxes on distributions) n = number of years (1, 5 or 10)

                           ATV(D) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

      Average Annual Total Return After Taxes on Distributions and Redemption

      P(1 + T)TO THE POWER OF n = ATV(DR)

      Where:               P = a hypothetical initial payment of $1,000
                           T = average annual total return (after taxes on distributions) n = number of years (1, 5 or 10)

                           ATV(DR) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions and redemption.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10-year periods of a fund's existence or such shorter period dating from the effectiveness of a fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment, and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with a stock index such as the Russell 2500 Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC regulations.

The Fund's average annual total return before taxes (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended December 31, 2002, was (15.28)%, 8.51% and 10.69%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was (10.59)%, 9.69% and 11.29%, respectively.

The Fund's average annual total return after taxes on distributions
(calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended December 31, 2002, was (15.51)%, 5.76% and 7.39%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was (10.84)%, 6.90% and 7.97%, respectively.

The Fund's average annual total return after taxes on distributions and redemption (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended December 31, 2002 was (12.10)%, 6.17% and 7.47%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was (8.35)%, 7.16% and 8.00%, respectively.

These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks associated with the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general price level of equity securities, and general economic and other market conditions. The past 1, 5 and 10-year periods have been ones of generally rising common stock prices subject to short-term fluctuations.

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

COMMON STOCKS                                           SHARES          VALUE
----------------------------------------------------   ---------     -----------
PRODUCER DURABLE GOODS -- 16.5%
Cognex Corporation*                                      135,000     $ 2,488,050
Crane Co.                                                105,000       2,092,650
Denison International plc (ADR)*                          75,000       1,200,000
Donaldson Company, Inc.                                   18,000         648,000
Graco Inc.                                                94,950       2,720,317
IDEX Corporation                                          65,000       2,125,500
Manitowoc Company, Inc., The                              50,000       1,275,000
Zebra Technologies Corporation (Class A)*                 45,000       2,578,500
                                                                     -----------
                                                                     $15,128,017
                                                                     -----------
TECHNOLOGY -- 11.2%
Advanced Fibre Communications, Inc.*                     165,000     $ 2,752,200
KEMET Corporation*                                        60,900         532,266
Plantronics, Inc.*                                        95,000       1,437,350
SanDisk Corporation*                                     230,000       4,669,000
TriQuint Semiconductor, Inc.*                            209,691         889,090
                                                                     -----------
                                                                     $10,279,906
                                                                     -----------
ENERGY -- 9.3%
Cal Dive International, Inc.*                            130,000     $ 3,055,000
Noble Corporation*                                        80,000       2,812,000
Tidewater Inc.                                            85,000       2,643,500
                                                                     -----------
                                                                     $ 8,510,500
                                                                     -----------
HEALTH CARE -- 8.9%
Landauer, Inc.                                            45,000     $ 1,563,750
Lincare Holdings Inc.*                                    80,000       2,529,600
Ocular Sciences, Inc.*                                   115,000       1,784,800
Renal Care Group, Inc.*                                   72,000       2,278,080
                                                                     -----------
                                                                     $ 8,156,230
                                                                     -----------
BUSINESS SERVICES & SUPPLIES -- 7.4%
HON INDUSTRIES INC.                                       75,000     $ 2,121,000
Manpower Inc.                                             65,000       2,073,500
Office Depot, Inc.*                                      175,000       2,583,000
                                                                     -----------
                                                                     $ 6,777,500
                                                                     -----------
RETAILING -- 7.0%
CEC Entertainment, Inc.*                                  55,000     $ 1,688,500
CarMax, Inc.*                                             89,987       1,608,968
Circuit City Stores, Inc.                                100,000         742,000
O'Reilly Automotive, Inc.*                                95,000       2,402,550
                                                                     -----------
                                                                     $ 6,442,018
                                                                     -----------

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                            SHARES OR
                                                            PRINCIPAL
COMMON STOCKS-CONTINUED                                       AMOUNT          VALUE
-------------------------------------------------------    -------------   -----------
DISTRIBUTION -- 5.1%
Black Box Corporation                                             60,000   $ 2,688,000
ScanSource, Inc.*                                                 40,000     1,972,000
                                                                           -----------
                                                                           $ 4,660,000
                                                                           -----------
BANKING -- 4.3%
National Commerce Financial Corporation                          115,000   $ 2,742,750
North Fork Bancorporation, Inc.                                   37,000     1,248,380
                                                                           -----------
                                                                           $ 3,991,130
                                                                           -----------
MATERIALS -- 3.0%
Engelhard Corporation                                            105,000   $ 2,346,750
OM Group, Inc.                                                    65,000       447,200
                                                                           -----------
                                                                           $ 2,793,950
                                                                           -----------
CONSUMER DURABLE GOODS -- 2.8%
Clayton Homes, Inc.                                              210,000   $ 2,557,800
                                                                           -----------
INSURANCE -- 1.3%
Brown & Brown, Inc.                                               36,800   $ 1,189,376
                                                                           -----------
TRANSPORTATION -- 0.8%
Knight Transportation, Inc.                                       35,000   $   735,000
                                                                           -----------
TOTAL COMMON STOCKS -- 77.6% (Cost $64,164,152)                            $71,221,427
                                                                           -----------
CONVERTIBLE DEBENTURE -- 0.2% (Cost $705,250)
Reptron Electronics, Inc. -- 6.75% 2004                      $   775,000   $   178,250
                                                                           -----------
TOTAL INVESTMENT SECURITIES -- 77.8% (Cost $64,869,402)                    $71,399,677
                                                                           -----------
SHORT-TERM INVESTMENTS -- 22.1% (Cost $20,309,368)
Short-Term Corporate Notes:

  General Electric Capital Corporation -- 1.18% 1/02/03      $ 4,395,000   $ 4,394,856
  Gannet Co., Inc. -- 1.29% 1/03/03                            4,700,000     4,699,663
  Chevron Texaco Corporation -- 1.31% 1/06/03                  3,595,000     3,594,346
  American General Finance Corporation -- 1.33% 1/13/03        3,124,000     3,122,615
  General Electric Capital Services, Inc. -- 1.30% 1/14/03     4,500,000     4,497,888
                                                                           -----------
TOTAL SHORT-TERM INVESTMENTS                                               $20,309,368
                                                                           -----------
TOTAL INVESTMENTS -- 99.9% (Cost $85,178,770)                              $91,709,045
Other assets and liabilities, net -- 0.1%                                       69,584
                                                                           -----------
TOTAL NET ASSETS -- 100%                                                   $91,778,629
                                                                           ===========


*Non-income producing security
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2002

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $64,869,402)                          $ 71,399,677
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less)                             20,309,368    $ 91,709,045
                                                             ------------
  Cash                                                                                766
  Receivable for:
    Capital stock sold                                       $    982,242
    Dividends and accrued interest                                 62,122       1,044,364
                                                             ------------    ------------
                                                                             $ 92,754,175

LIABILITIES
  Payable for:
    Investment securities purchased                          $    524,200
    Capital stock repurchased                                     366,925
    Advisory fees and financial services                           61,170
    Accrued expenses                                               23,251         975,546
                                                             ------------    ------------
NET ASSETS                                                                   $ 91,778,629
                                                                             ============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    25,000,000 shares; outstanding 4,497,594 shares                          $     44,976
  Additional Paid-in Capital                                                   85,512,158
  Accumulated net loss on investments                                            (126,793)
  Accumulated net investment loss                                                (181,987)
  Unrealized appreciation of investments                                        6,530,275
                                                                             ------------
  Net assets at December 31, 2002                                            $ 91,778,629
                                                                             ============

NET ASSET VALUE, REDEMPTION PRICE AND
 MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
 (net assets divided by shares outstanding)                                        $20.41
                                                                                   ======

Maximum offering price per share
 (100/94.75 of per share net asset value)                                          $21.54
                                                                                   ======


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2002


INVESTMENT INCOME
    Interest                                                                    $    233,021
    Dividends                                                                        411,043
                                                                                ------------
                                                                                $    644,064
EXPENSES -- Note 3:
    Advisory fees                                               $    506,462
    Transfer agent fees and expenses                                 114,021
    Financial services                                                70,225
    Audit fees                                                        28,400
    Custodian fees                                                    26,323
    Directors' fees and expenses                                      22,169
    Registration fees                                                 21,218
    Reports to shareholders                                           19,265
    Legal fees                                                         8,489
    Other expenses                                                     9,479         826,051
                                                                ------------    ------------
            Net investment loss                                                 $   (181,987)
                                                                                ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities 60 days or less)   $  3,566,138
    Cost of investment securities sold                             3,634,359
                                                                ------------
      Net realized loss on investments                                          $    (68,221)
Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year                $ 15,843,466
    Unrealized appreciation at end of year                         6,530,275
                                                                ------------
      Decrease in unrealized appreciation of investments                          (9,313,191)
                                                                                ------------
            Net realized and unrealized loss on investments                     $ (9,381,412)
                                                                                ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                               $ (9,563,399)
                                                                                ============


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------------------
                                                         2002                            2001
                                              ---------------------------    ----------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                $   (181,987)                  $    (47,966)
  Net realized gain (loss) on investments          (68,221)                     4,197,320
  Increase (decrease) in unrealized
    appreciation of investments                 (9,313,191)                     5,078,836
                                              ------------                   ------------
Increase (decrease) in net assets resulting
  from operations                                            $ (9,563,399)                  $  9,228,190
Distributions to shareholders from net
  realized capital gains                                       (1,036,773)                    (4,255,231)
Capital Stock transactions:
  Proceeds from Capital Stock sold            $ 86,075,280                   $  8,475,058
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                 868,514                      3,697,945
  Cost of Capital Stock repurchased            (36,540,287)    50,403,507      (5,340,334)     6,832,669
                                              ------------   ------------    ------------   ------------
Total increase in net assets                                 $ 39,803,335                   $ 11,805,628

NET ASSETS
Beginning of year                                              51,975,294                     40,169,666
                                                             ------------                   ------------
End of year                                                  $ 91,778,629                   $ 51,975,294
                                                             ============                   ============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                    3,789,069                        379,363
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                39,676                        160,775
Shares of Capital Stock repurchased                            (1,576,575)                      (245,875)
                                                             ------------                   ------------
Increase in Capital Stock outstanding                           2,252,170                        294,263
                                                             ============                   ============


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES, SALES AND TAX DIFFERENCES

     The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $37,837,433 for the year ended December 31, 2002. Realized gains or losses are based on the specific-certificate identification method.

     All of the amounts reported in the financial statements at December 31, 2002 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2002 for federal income tax and financial reporting purposes was $13,289,717 and $6,759,442, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended December 31, 2002, the Fund paid aggregate fees of $22,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund.

A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended December 31, 2002, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $54,767 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                         REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PERENNIAL FUND, INC.


We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statements of operations, changes in net assets, and the financial highlights on page 15 of the Prospectus for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of FPA Perennial Fund, Inc., for the year ended December 31, 2001 and financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 1, 2002, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. at December 31, 2002, the results of its operations, changes in net assets and financial highlights on page 15 of the Prospectus, for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                         /s/  Deloitte & Touche LLP
                                              Deloitte & Touche LLP



Los Angeles, California
January 31, 2003

                            PART C. OTHER INFORMATION

ITEM 23.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements (all included in Part B)

         Report of Independent Auditors
         Portfolio of Investments, December 31, 2002
         Statement of Assets and Liabilities, December 31, 2002
         Statement of Operations
               Year ended December 31, 2002
         Statement of Changes in Net Assets
               Year ended December 31, 2002
               Year ended December 31, 2001

All other financial statements and schedules are inapplicable.

(b)      Exhibits

(a)(1)   The Articles of Incorporation were filed as Exhibit 1 to
         Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and are incorporated herein by reference.

(a)(2) Certificate of Amendment, dated November 29, 1983, to Articles of Incorporation was filed as Exhibit 1.1 to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(b)      Amended and Restated By-Laws were filed as Exhibit 2 to
         Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and are incorporated herein by reference.

(c) Specimen Common Stock Certificate was filed as Exhibit 4 to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(d) Investment Advisory Agreement between Registrant and First Pacific Advisors, Inc. was filed as Exhibit (d) to Post-Effective Amendment No. 19 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(e)(1) Distribution Agreement between Registrant and FPA Fund Distributors, Inc. was filed as Exhibit (e)(1) to Post-Effective Amendment No. 19 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(e)(2) Specimen Selling Group Agreement was filed as Exhibit 5.1 to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(e)(3)   Smith Barney Inc. Mutual Fund Dealer Agreement was filed as Exhibit
         6.2 to Post-Effective Amendment No. 14 of Registrant's Registration

         Statement on Form N-1A and is incorporated herein by reference.

(g)(1) Custodian Agreement between Registrant and State Street Bank and Trust Company was filed as Exhibit 7 Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(2) Amendment to the Custodian Contract, dated November 1, 1988, was filed as Exhibit 7.1 to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(3) Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit 7.2 to
         Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(4) Amendment to the Custodian Contract was filed as Exhibit 8.4 to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(5) Amendment to the Custodian Contract was filed as Exhibit 8.5 to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(6) Amendment to the Custodian Contract was filed as Exhibit (g)(6) to Post-Effective Amendment No. 20 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(h) State Street Bank and Trust Company Universal Individual Retirement Account Information Kit was filed as Exhibit 14.1 to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(i) Opinion and Consent of Counsel was filed as Exhibit (i) to Post-Effective Amendment No. 18 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(j)      Consent of Independent Auditors (filed as pages C-8 and C-9).

(n)(1) Code of Ethics of Registrant was filed as Exhibit (n)(1) to Post-Effective Amendment No. 19 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(n)(2) Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(2) to Post-Effective Amendment No. 19 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 25.  INDEMNIFICATION.

Article VI, Section 2, of Registrant's By-Laws, filed as Exhibit (b) hereto, provides for the indemnification of Registrant's directors and officers to the full extent permissible under the general laws of the State of Maryland, the Securities Act of 1933 ("Securities Act") and the Investment Company Act of 1940; provided, however, that such indemnity shall not protect any such person against any liability to Registrant or any of its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. It is expected that Registrant will obtain from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

Insofar as indemnification of liability under the Securities Act may be permitted for directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, Inc., the investment adviser to Registrant ("Adviser"), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. ("Source"), a registered closed-end investment company; as investment adviser to FPA Capital Fund, Inc. ("Capital"), FPA New Income, Inc. ("New Income"), FPA Paramount Fund, Inc. ("Paramount") and FPA Funds Trust's FPA Crescent Fund ("Crescent"), each a registered open-end investment company; and as investment adviser to institutional accounts. During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption "Directors and Officers of the Fund" in Part B hereof and as set forth below.


         NAME AND POSITION
           WITH ADVISER                         OTHER AFFILIATIONS (1)
        ------------------                      ------------------
   Robert L. Rodriguez,                         Director and officer of Capital
     Director, Principal,                       and New Income.
     Chief Executive Officer
     & Chief Investment Officer


                                      C-3

   J. Richard Atwood,                           (2)
     Director, Principal,
     Chief Operating Officer,
     Chief Financial Officer
     & Treasurer

   Eric S. Ende,                                (2)
    Senior Vice President

   Steven T. Romick,                            Trustee and officer of Crescent.
    Senior Vice President

   Christopher H. Thomas,                       (2)
     Vice President & Controller

   Thomas H. Atteberry,                         ---
     Vice President

   Dennis M. Bryan,                             Officer of Capital.
     Vice President

   Rikard B. Ekstrand,                          ---
     Vice President

   Steven R. Geist,                             (2)
    Vice President

   Stephen W. O'Neil,                           ---
     Vice President & Head Trader

   Sherry Sasaki,                               (2)
     Assistant Vice President
     & Secretary

   Christopher J. Motte,                        ---
     Assistant Vice President
     & Senior Trader

   Marie McAvenia,                              ---
     Assistant Vice President

(1) The address of each company named is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

(2) A description of such person's other affiliations is given under the caption "Directors and Officers of the Fund" in Part B hereof.

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) FPA Fund Distributors, Inc., the principal underwriter for Registrant, acts as a principal underwriter for Capital, Crescent, New Income and Paramount but does not act as depositor or investment adviser for any investment company.

(b) The following information is furnished with respect to each director and officer of FPA Fund Distributors, Inc.

NAME AND PRINCIPAL               POSITIONS & OFFICES        POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH PRINCIPAL UNDERWRITER        WITH REGISTRANT
------------------------    ---------------------------    -----------------------
J. Richard Atwood (1)       President, Chief Executive     Treasurer
                            Officer, Chief Financial
                            Officer, Treasurer
                            & Director

Robert L. Rodriguez (1)     Director                       ---

Christopher H. Thomas (1)   Vice President,                Assistant Treasurer
                            Controller & Director

Sherry Sasaki (1)           Secretary                      Secretary

(1)   11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064

(c) Commissions and other compensation received by each principal underwriter who is not an affiliated person of Registrant or an affiliated person of such an affiliated person, directly or indirectly, from Registrant during Registrant's last fiscal year.

Inapplicable.

ITEM 28.  LOCATION OF BOOKS AND RECORDS.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Mr. J. Richard Atwood, Treasurer of Registrant*, except as otherwise stated below:

         SUBPARAGRAPH OF                     PHYSICAL POSSESSION
           RULE 31a-1                        OF REQUIRED RECORDS
         ---------------                     ---------------------
           (b)(2)(iv)                Boston Financial Data Services, Inc.,
                                     Shareholder Service Agent for Registrant**

           (b)(4)                    Sherry Sasaki,
                                     Secretary of Registrant*

           (f)                       First Pacific Advisors, Inc.,
                                     Investment Adviser to Registrant*

-----------

* 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064 ** P.O. Box 8115, Boston, Massachusetts 02266-8115

ITEM 29.  MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEMS 32.  UNDERTAKINGS.

Inapplicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 29th day of April, 2003.

                                         FPA PERENNIAL FUND, INC.


                                         By: /s/ ERIC S. ENDE
                                             --------------------------------
                                             Eric S. Ende, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

         SIGNATURE                          TITLE                     DATE
         ---------                          -----                     ----
/S/ ERIC S. ENDE
------------------------------            President             April 29, 2003
      Eric S. Ende                 (Principal Executive
                                           Officer)

/S/ J. RICHARD ATWOOD
------------------------------            Treasurer             April 29, 2003
     J. Richard Atwood               (Principal Financial
                                     Officer and Principal
                                      Accounting Officer)

/S/ WILLARD H. ALTMAN, JR.
------------------------------             Director             April 29, 2003
      Willard H. Altman, Jr.

/S/ ERIC S. ENDE
------------------------------             Director             April 29, 2003
      Eric S. Ende

      JOHN P. ENDICOTT*
------------------------------             Director             April 29, 2003
      John P. Endicott

      LEONARD MAUTNER*
------------------------------            Director              April 29, 2003
      Leonard Mautner

      LAWRENCE J. SHEEHAN*
------------------------------           Director               April 29, 2003
      Lawrence J. Sheehan

*By: /S/ ERIC S. ENDE
    --------------------------
    Eric S. Ende
    Attorney-in-Fact pursuant to Power-of- Attorney
    included as page C-7 on
    Registrant's Post-Effective Amendment
    No. 14 to the Registration Statement
    which was filed May 1, 1997.


          CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

We consent to (a) the use in this Post-Effective Amendment No. 21 to Registration Statement No. 2-87607 on Form N-1A of our report dated January 31, 2003 appearing in the Financial Statements which are included in Part B, the Statement of Additional Information of such Registration Statement and
(b) the reference to us under the heading "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

                                       /s/ Deloitte & Touche LLP

                                       Deloitte & Touche LLP


Los Angeles, California
April 29, 2003

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" in Post-Effective Amendment No. 21 under the Securities Act of 1933 and Amendment No. 21 under the Investment Company Act of 1940 in the Registration Statement (Form N-1A No. 2-87607 and 811-3896) and related Prospectus and Statement of Additional Information of FPA Perennial Fund, Inc.

                                       /s/ ERNST & YOUNG LLP

                                       ERNST & YOUNG LLP


Los Angeles, California
April 29, 2003

                                 EXHIBIT INDEX

EXHIBIT
--------
(j)              Consent of Independent Auditors (filed as pages C-8 and C-9).


                 All other applicable exhibits are incorporated herein by reference.